    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2000

                                                    REGISTRATION NO. 333-
                                                                         ------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                               -----------------

                             BOOKS-A-MILLION, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  63-0798460
     (State of other jurisdiction                     (I.R.S. Employer
   of incorporation or organization)                Identification No.)
          402 INDUSTRIAL LANE                              35211
          BIRMINGHAM, ALABAMA                            (Zip Code)
         (Address of principal
          executive offices)

               BOOKS-A-MILLION, INC. EMPLOYEE STOCK PURCHASE PLAN
                   BOOKS-A-MILLION 401(K) PROFIT SHARING PLAN
                           (Full titles of the Plans)

                               -----------------

                               Clyde B. Anderson
                            Chief Executive Officer
                             Books-A-Million, Inc.
                              402 Industrial Lane
                           Birmingham, Alabama 35211
                                 (205) 942-3737
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                                    Copy to:
                            Steven Della Rocca, Esq.
                                Latham & Watkins
                                885 Third Avenue
                            New York, New York 10022
                                 (212) 906-1200
                              (212) 751-4864 (fax)


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                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
Title of Securities to be               Amount               Proposed             Proposed
Registered                            of Shares              Maximum               Maximum           Amount of
                                        to be             Offering Price          Aggregate         Registration
                                    Registered(1)         Per Share (2)       Offering Price (2)         Fee
==================================================================================================================
Common Stock                           300,000           $5.360              $1,608,000.00          $424.51
$.01 par value (3)

(1) Represents (a) 100,000 shares that may be acquired under the Books-A-Million, Inc. Employee Stock Purchase Plan and (b) 200,000 shares that may be acquired under the Books-A-Million 401(k) Profit Sharing Plan. Pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), additional shares of common stock, par value $.01 per share ("Common Stock") of Books-A-Million, Inc. (the "Company") which become issuable to prevent dilution from any future stock split, stock dividend or similar transaction are also being registered.

(2) For purposes of computing the registration fee only. Pursuant to Rule 457(h) under the Securities Act, the Proposed Maximum Offering Price Per Share is based upon the average of the high and low price per share of Common Stock on the NASDAQ National Market System on April 4, 2000.

(3) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to the Books-A-Million, Inc. Employee Stock Purchase Plan and the Books-A-Million 401(k) Profit Sharing Plan.

                                     PART I

Item 1.           Plan Information

                  Not required to be filed with this Registration Statement.

Item 2.           Registration Information and Employee Plan Annual Information

                  Not required to be filed with this Registration Statement.

                                    PART II

Item 3.           Incorporation of Documents by Reference

                  The following documents filed with the Securities and Exchange Commission (the "Commission") by Books-A-Million, Inc., a Delaware corporation (the "Company"), are incorporated as of their respective dates in this Registration Statement by reference:

                  A. The Company's Annual Report on Form 10-K for the fiscal year ended January 30, 1999.

                  B. All reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 30, 1999.

                  C. The description of the Company's Common Stock contained in the Company's Registration Statement on S-1 (File No. 33-52256), including any amendment or report filed for the purposes of updating such description.

                  All documents filed by the Company or by the Books-A-Million, Inc. Employee Stock Purchase Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.           Description of Securities

                  Not applicable.

Item 5.           Interests of Named Experts and Counsel

                  Not applicable.

Item 6.           Indemnification of Directors and Officers

                  Section 145 of the General Corporation Law of Delaware provides that a corporation may indemnify its directors and officers against civil and criminal liabilities. Directors and officers may be indemnified against expenses if they acted in good faith an in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, if they had no reasonable cause to believe their conduct was unlawful. A director or officer may be indemnified against expenses incurred in connection with a derivative suit if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The statutory indemnification is not exclusive of any rights provided by and by-law, agreement, vote of shareholders or disinterested directors or otherwise.

                  Article X of the Company's Certificate of Incorporation sets forth the extent to which the Company's directors and officers may be indemnified against liabilities and other monetary expenses which they may incur while serving in such capacities. Such indemnification will be provided to the full extent permitted and in the manner required by the General Corporation Law of Delaware. Article VI of the Company's By-laws also provides that the directors and officers of the Company will be indemnified against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Company or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Company and will provide advances, for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay such advances, if it is ultimately determined that he is not entitled to indemnification by the Company.

Item 7.           Exemption from Registration Claimed

                  Not applicable.

Item 8.           Exhibits

                  4(a) Certificate of Incorporation of the Company (incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(b) By-Laws of the Company (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(c) Specimen Certificate of Common Stock (incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(d) The Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan (incorporated herein by reference to Appendix A to the Company's Proxy Statement, File No. 000-20664, for the Annual Meeting of the Company's Stockholders held June 6,
                           1999).

                  4(e)(1) The Third Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(2) The Second Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(3) The First Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(4) The Adoption Agreement of the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(5)  The Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  5(a) Opinion of Counsel regarding the legality of the Common Stock being registered.

                  23(a)    Consent of Counsel (included in Exhibit 5(a)).

                  23(b)    Consent of Independent Accountants

                  24(a)    Power of Attorney (included on signature page).

Item 9.           Undertakings

                  (a)      The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                    (i)      To include any prospectus required
                                             by Section 10(a)(3) of the
                                             Securities Act;

                                    (ii)     To reflect in the prospectus any
                                             facts or events arising after the
                                             effective date of this
                                             Registration Statement (or the
                                             most recent post-effective
                                             amendment thereof) which,
                                             individually or in the aggregate,
                                             represent a fundamental change in
                                             the information set forth in the
                                             Registration Statement;

                                    (iii)    To include any material information
                                             with respect to the plan of
                                             distribution not previously
                                             disclosed in the Registration
                                             Statement or any material change
                                             to such information in the
                                             Registration Statement;

                           provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) shall not apply to information contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); that are incorporated by reference in this Registration Statement.

                           (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on March 30, 2000.

                                     BOOKS-A-MILLION, INC.

                                     By:      /s/ Clyde B. Anderson
                                              ---------------------
                                              Clyde B. Anderson
                                              Chief Executive Officer



                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Clyde B. Anderson and Sandra B. Cochran his true and lawful attorneys-in-fact and agents, each with full power of substitution and reimbursement, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          Signature                                 Title                                Date Signed
          ---------                                 -----                                -----------


/s/ Clyde B. Anderson                     Director, Chief Executive                     March 30, 2000
---------------------                     Officer
    Clyde B. Anderson                     (Principal Executive Officer)


/s/ Richard S. Wallington                 Chief Financial Officer                       March 29, 2000
-------------------------                 (Principal Financial
    Richard S. Wallington                 and Accounting Officer)



/s/ Charles C. Anderson                   Director                                      March 27, 2000
-----------------------
    Charles C. Anderson


/s/ Terry C. Anderson                     Director                                      March 22, 2000
---------------------
    Terry C. Anderson


/s/ Ronald G. Bruno                       Director                                      March 23, 2000
-------------------
    Ronald G. Bruno


/s/ J. Barry Mason                        Director                                      March 23, 2000
------------------
    J. Barry Mason

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Books-A-Million, Inc. Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on March 23, 2000.



                                  BOOKS-A-MILLION, INC. EMPLOYEE STOCK
                                  PURCHASE PLAN

                                  By:   Compensation Committee of the Board of
                                        Directors -- Plan Administrator


                                  By:   /s/ Ronald G. Bruno
                                        -------------------------------
                                        Ronald G. Bruno


                                  By:   /s/ J. Barry Mason
                                        -------------------------------
                                        J. Barry Mason

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Books-A-Million 401(k) Profit Sharing Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on March 23, 2000.



                                  BOOKS-A-MILLION 401(K) PROFIT SHARING
                                  PLAN

                                  By: Compensation Committee of the Board of Directors -- Plan Administrator


                                  By:      /s/ Ronald G. Bruno
                                           ----------------------------
                                           Ronald G. Bruno


                                  By:      /s/ J. Barry Mason
                                           ----------------------------
                                           J. Barry Mason

                                 EXHIBIT INDEX

                  4(a) Certificate of Incorporation of the Company (incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(b) By-Laws of the Company (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(c) Specimen Certificate of Common Stock (incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, File No. 33-52256).

                  4(d) The Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan (incorporated herein by reference to Appendix A to the Company's Proxy Statement, File No. 000-20664, for the Annual Meeting of the Company's Stockholders held June 6,
                           1999).

                  4(e)(1) The Third Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(2) The Second Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(3) The First Amendment to the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(4) The Adoption Agreement of the Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  4(e)(5)  The Books-A-Million, Inc. 401(k) Profit Sharing Plan.

                  5(a) Opinion of Counsel regarding the legality of the Common Stock being registered.

                  23(a)    Consent of Counsel (included in Exhibit 5(a)).

                  23(b)    Consent of Independent Accountants

                  24(a)    Power of Attorney (included on signature page).